UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 18, 2012

Digerati Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

3201 Cherry Ridge, Building C, Suite 300 San Antonio, Texas (Address of Principal Executive Offices)	78230 (Zip Code)

(210) 614-7240

(Registrant’s Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On January 18, 2012, Digerati Technologies, Inc., a Nevada corporation (the "Company") issued a News Release announcing the Company's selection of Global Convergence Solutions' (GCS) Dynamic Route and Rate Management Solution as the operational system to support the Company's global session-based network.

A copy of this News Release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following documents are filed as Exhibits to this report:

Exhibit No.	Description
99.1	News Release dated January 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Digerati Technologies, Inc

Date: January 25, 2012	By:	/s/ Antonio Estrada Jr.

Antonio Estrada Jr.
Sr. VP of Finance &
Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated January 18, 2012